                                                                        Ex. 10.9

                            STOCK PURCHASE AGREEMENT
                            ------------------------

         This Agreement is executed on this the 31st day of August, 2000 by and between THAXTON INSURANCE GROUP, INC., a South Carolina corporation hereinafter referred to as "Seller;" THE THAXTON GROUP, INC., a South Carolina corporation hereinafter referred to as "Group;" and THAXTON LIFE PARTNERS, INC., a South Carolina corporation hereinafter referred to as the "Buyer."

                                    RECITALS
                                    --------

         WHEREAS, the Buyer currently owns 90% of all of the issued and outstanding capital stock of Thaxton RBE, Inc. (the "Company") and the remainder of said stock (the "Subject Shares") is currently owned by TIG; and

         WHEREAS, Seller carries on a business unlike that of the Company and desires to sell its interest in the Company at the Total Purchase Price herein set forth; and

         WHEREAS, Group is the ultimate parent corporation of Seller and is owed substantial sums by the Company and its affiliates which have been advanced by Group to the Company to sustain the Company in light of losses incurred by the Company as a result of developing operations and Buyer is requiring that Group make certain representations and warranties herein set forth before Buyer will consummate the herein contemplated transactions; and

         WHEREAS, Group is willing to cooperate with the herein contemplated transactions and to make the representations and warranties herein required by Buyer but only if Buyer satisfies all debt owed to it by Buyer, the Company and their direct and indirect subsidiaries (hereinafter collectively referred to as the "Consolidated Entity"); and

         WHEREAS, Buyer is desires to acquire the Subject Shares on the terms and conditions herein contained.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for the other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                            SALE OF STOCK AND CLOSING

         1.1 Purchase and Sale. Seller hereby transfers to Buyer all right,
             -----------------
title and interest in the Subject Shares to the Seller free and clear of all encumbrances whatsoever upon the terms and subject to the conditions set forth in this Agreement. Seller shall contemporaneously herewith cause the endorsement of the ownership of all of said

Subject Shares over to Buyer. Buyer shall immediately cause the corporate records of the Company to reflect Buyer as its sole shareholder.

     1.2 Total Purchase Price. As full consideration for execution of this
         --------------------
Agreement by Seller and for its consummation of the transactions herein contemplated, Buyer shall pay to Seller the "Total Purchase Price" which shall be an amount equal to SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($ 75,000.00) payable in cash contemporaneously herewith. By executing this Agreement, Seller acknowledges receipt of said Total Purchase Price.

     1.3 Debt Owed by the Company to Group. Group agrees to cooperate with the
         ---------------------------------
herein contemplated transactions by making the herein required representations and warranties. In consideration therefore, Buyer agrees to satisfy in full all debt (the "Group Debt") currently owed by the Consolidated Entity to Group as follows:

     (a) Contemporaneously herewith, Buyer shall pay to Group the sum of FIVE MILLION, FOUR HUNDRED SEVENTY FOUR THOUSAND, TWO HUNDRED FIFTY FOUR and 00/100 DOLLARS ($ 5,474,254.00) which represents the amount of the Group Debt as of July 31, 2000 (the "Estimated Group Debt"), the last day on which a full accounting of such Group Debt was available to the parties with further amounts being advanced and repaid in the interim. By executing this Agreement, Group acknowledges its receipt of $5,474,254.00 in cash in full satisfaction of the Estimated Group Debt; and

     (b) On September 28, 2000, when a final accounting of the Group Debt will be available to the parties thereto, Buyer and Group will agree on the Amount of the Group Debt as of the date of this Agreement (the "Final Group Debt") and shall settle same within 7 days thereafter as follows:

          (i) To the extent the Estimated Group Debt exceeds the Final Group Debt, Group shall pay Buyer an amount equal to the result obtained by taking the Estimated Group Debt and subtracting the Final Group Debt therefrom; or

          (ii) To the extent the Final Group Debt exceeds the Estimated Group Debt, Buyer shall pay to Group an amount equal to the result obtained by taking the Final Group Debt and subtracting the Estimated Group Debt therefrom.

     1.4 Closing. Wherever the term "Closing Date" may appear herein, said term
         -------
shall refer to the Date of this Agreement.


     1.5 Effective Date. The transactions contemplated herein shall be deemed
         --------------
effective as of this date (the "Effective Date").

                                   ARTICLE II
                                   ----------

                    Representations and Warranties of Sellers
                    -----------------------------------------

Seller and Group each hereby represents and warrants to Buyers as follows:

         2.1   Organization of the Company. The Company is a South Carolina
               ---------------------------
corporation duly organized, validly existing, and in good standing under the laws of South Carolina, and has full corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement.

         2.2   Authority. The execution, delivery and compliance with the terms
               ---------
of this Agreement by the Seller and the performance by the Seller of its obligations hereunder has been duly and validly authorized by all necessary corporate action on part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms to the extent that (a) enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to or limiting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

         2.3   No Conflicting Agreements. Neither the execution and delivery of
               -------------------------
this Agreement by Seller, nor the performance by Seller of its obligations under this Agreement will:

               (a) Violate any term or provision of any law or any writ, judgment, decree, injunction, or similar order ("Order") applicable to Seller that has a material adverse affect on the Assets of the Company or the Company's capital stock being purchased by Buyer;

               (b) Conflict or result in a violation or breach of or constitute a default under, any material term, condition, or provision of the Articles of Incorporation or by-laws of either the Seller or the Company that has material adverse affect on the Assets of the Company or any rights of Buyer with respect to the capital stock of the Company being purchased consistent herewith;

               (c) Result in the creation or imposition of any lien or other encumbrance upon any of the Assets of the Company or the capital stock that Buyer is purchasing from Seller;

               (d) Conflict with or result in a violation or breach of, or constitute a default under, or give to any person or entity any right to the termination, cancellation, or acceleration with respect to, any contract to which the Company is a party or is otherwise bound or with respect to which the Company has rights or would derive benefit therefrom or by which any of the Company's Assets may be bound, and as to which any such conflicts, violations, breaches, defaults or rights have a material adverse effect on the Assets or capital stock or value of the Company; or

               (e) Require Seller to obtain any consent, approval or action, or make any filings with or give any notice to, any person or entity except as disclosed by Seller to Buyer in writing on or before the date of this Agreement.

         2.4   Litigation. Seller is not a party to a lawsuit, in which claims
               ----------
have been made against the Subject Shares and no court of competent jurisdiction has entered a judgment against the Seller which requires the Seller to turn over all or a portion of the Subject Shares and no judgment or other lien has been filed against or with respect to the Subject Shares.

         2.5   Title to Shares. Seller is the direct owner of all of the Subject
               ---------------
Shares free and clear of all options, liens, claims, charges or other encumbrances whatsoever. There are no outstanding options or other rights to acquire any of the Subject Shares.



                                   ARTICLE III
                                   -----------

                     Representations and Warranties of BUYER
                     ---------------------------------------

BUYER represents and warrants to Seller as follows:

         3.1   Organization. Buyer is a South Carolina corporation duly
               ------------
organized, validly existing, and in good standing under the laws of South Carolina and has full corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement.

         3.2   Authority. The execution, delivery and compliance of the terms of
               ---------
this Agreement by Buyer and the performance by Buyer of its obligations hereunder have been duly and validly authorized by all necessary corporate action on the part of the Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer and is enforceable against Buyer in accordance with its terms, except to the extent that (a) enforcement may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter relating to or limiting creditor's rights generally, and (b) the remedy of specific performance and injunctive in other forms of equitable relief are subject to the certain equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                                   ARTICLE IV
                                   ----------

                   Survival of Representations and Warranties
                   ------------------------------------------

         All representations, warranties, covenants and agreements contained herein and all lists, descriptions, Exhibits and other documents delivered under this Agreement in connection with the transactions contemplated hereby, are true now in all material respects and are binding and will survive this Closing regardless of any due diligence, investigation, expressed or implied, approval or acceptance on behalf of any party hereto.

                                   ARTICLE V
                                   ---------

                                  Indemnity
                                  ---------

         5.1  Indemnification By Seller and Group. Except as otherwise provided
              -----------------------------------
in this Agreement, unless expressly disclosed to Buyer herein or on a schedule hereto, Seller and Group each hereby agrees, jointly and severally, to indemnify and save harmless Buyer from and against any and all damages, fines, costs, fees, penalties, deficiencies, losses, amounts paid in settlement and expenses (including without limitation interest, court costs, reasonable fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment) ("Losses"), incurred or suffered by Buyer arising out of or caused by or relating to any of the following:

              (a) the falsity or incorrectness or breach of any representation or warranty made by either the Seller or Group in this Agreement or in any Schedule, Exhibit, certificate or agreement furnished to Buyer by Seller and/or Group pursuant to this Agreement;

              (b) the failure of Seller to perform when required any covenant or agreement to be performed by him under this Agreement or under any schedule, certificate or agreement furnished to Buyer by either Seller or Group pursuant to this Agreement;




         5.2  Indemnification by Buyer. Buyer hereby agrees to indemnify and
              ------------------------
save harmless Seller from and against any and all Losses, incurred or suffered by Seller arising out of or related to any of the following:

              (a) the falsity or incorrectness of any representation or warranty made by the Buyer in this Agreement or in any Schedule, certificate or agreement furnished to Seller by Buyer pursuant to this Agreement (determined without regard for any materiality qualifications in such agreements, schedules or certificates);

               (b) the failure of Buyer to perform when required any covenant or agreement to be performed by it under this Agreement or under any schedule, certificate or agreement furnished to Seller by Buyer pursuant to this Agreement; or

               (c) the conduct of the business of the Company from and after the date of this Agreement.

                                   ARTICLE VI

                                  Miscellaneous

         6.1   Entire Agreement. Except for documents executed by Seller and
               ----------------
Buyer pursuant hereto, this Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and this Agreement, including Exhibits hereto and the other documents delivered in connection herewith, contain the sole and entire Agreement between the parties hereto with respect to the subject matter hereof.

         6.2   Expenses. Except as otherwise expressly provided in this
               --------
Agreement, each party will pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby.

         6.3   Amendment. This Agreement may be modified or amended only by a
               ---------
subsequent written agreement duly executed by all parties hereto.

         6.4   Number/Gender. Wherever used herein, the singular shall include
               -------------
the plural and the plural shall include the singular. Wherever used herein, the genders shall be interchangeable.


         6.6   Counterparts. This Agreement, may be executed simultaneously in
               ------------
any number of counterparts, each of which will be deemed an original, but all of which will together constitute one and the same instrument.

         6.7   Governing Law. This Agreement will be governed by and construed
               -------------
in accordance with the laws of the State of South Carolina (without regard to the principals of conflict of laws embodied therein) applicable to a contract executed and performed, in such state.

         6.8   Binding Effect. This Agreement is binding upon and will inure to
               --------------
the benefit of the parties and their respective successors and permitted Assignees.

         6.9   No Assignment. Except as otherwise provided herein, neither this
               -------------
Agreement or any part hereof, nor any rider obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto, and any attempt to do so will be void.

         6.10  Invalid Provisions. If any provision of this Agreement is held to
               ------------------
be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of Seller and Buyer under this Agreement will not be materially and adversely affected thereby (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised of a part hereof; (c) the remaining provisions of this Agreement will remain in full force and effect and will not be effected by the illegal, invalid or unenforceable provision or by its severance therefrom; and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms that such illegal, invalid or unenforceable provision as may be possible.


         6.11  Arbitration. (a) Any dispute, controversy, difference or claim
               -----------
arising out of, relating to or in connection with this Agreement, any transaction hereunder or breach hereof shall be finally settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect by one arbiter appointed in accordance with such rules. The arbiter's award shall be final and binding. Judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof. The arbitration shall take place in Richmond, Virginia or such other place as the parties may agree. The arbitral award shall include (i) a provision that the prevailing party in such arbitration shall recover its costs of the arbitration and reasonable attorneys' fees from the other party, and (ii) the amount of such costs and fees.

(b) Notwithstanding subsection (a), either party may, if it believes that it requires or is entitled to injunctive relief, file a civil action in any court having jurisdiction seeking injunctive relief. Any claim to or demand for monetary damages shall, however, be governed exclusively by the provisions for arbitration set forth in subsection (a).

         6.12  Third Parties. This Agreement is not intended to confer upon any
               -------------
person or entity who or which is not a party to this Agreement any rights or remedies hereunder.

         6.13  Additional Documents. The parties shall execute and deliver any
               --------------------
and all additional instruments and agreements that may be necessary or proper to carry out the purposes of this Agreement.

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first above written.

Attest:                                     Thaxton Insurance Group, Inc.

(Attach Seal)

/s/ Allan F. Ross                           By /s/ James D. Thaxton
-------------------------------                --------------------------------
Allan F. Ross, Secretary                          James D. Thaxton, President


Attest:                                     The Thaxton Group, Inc.
(Attach Seal)

/s/ Allan F. Ross                           By /s/ James D. Thaxton
-------------------------------                --------------------------------
Allan F. Ross, Secretary                          James D. Thaxton, President


Attest:                                     Thaxton Life Partners, Inc.
(Attach Seal)

/s/ Frank J. Prestopino                     By /s/ James D. Thaxton
-------------------------------                --------------------------------
Frank J. Prestopino, Secretary                    James D. Thaxton, President